Form N-SAR
Item 770



Name of Registrant:		AIG Retirement Company I

Name of Portfolio:		AIG Retirement Company I Core Equity Fund

Issuer:						Bank of America Corp.

Years of Operation:				3+

Underwriting Type:				Firm

Offering Type:					Common Stock



Underwriter from whom Purchased:		Bank of America Securities LLC

Underwriting Syndicate Members:		        Merrill Lynch & Co.




Date Offering Commenced:			10/07/08

Date of Purchase:				10/07/08

Principal Amount of Offering:			455,000,000

Offering price:					$ 22.00

Purchase price:					$  22.00

Commission, spread or profit:			$ 0.55

Principal amount of purchases by all investment
Companies advised by the investment sub-adviser:   35,100



Form N-SAR
Item 770



Name of Registrant:		AIG Retirement Company I

Name of Portfolio:		AIG Retirement Company I Core Equity Fund

Issuer:						MetLife.

Years of Operation:				3+

Underwriting Type:				Firm

Offering Type:					Common Stock



Underwriter from whom Purchased:		Credit Suisse Securities(USA) LLC

Underwriting Syndicate Members:		        Merrill Lynch & Co.
						Credit Suisse Securities(USA)LLC

						UBS Securities LLC



Date Offering Commenced:			10/08/08

Date of Purchase:				10/08/08

Principal Amount of Offering:			1,987,5000,000

Offering price:					$ 26.50

Purchase price:					$  26.50

Commission, spread or profit:			$ 0.689

Principal amount of purchases by all investment
Companies advised by the investment sub-adviser:   9,400




Form N-SAR
Item 770



Name of Registrant:		AIG Retirement Company I

Name of Portfolio:		AIG Retirement Company I Small - Mid Growth Fund

Issuer:						Greenhill Co.

Years of Operation:				3+

Underwriting Type:				Firm

Offering Type:					Common Stock



Underwriter from whom Purchased:		Goldman Sachs



Underwriting Syndicate Members:		    Bank of America Securities LLC
					    Keefe,Bruyette & Woods
					    Wachovia Securities




Date Offering Commenced:			11/07/08

Date of Purchase:				11/07/08

Principal Amount of Offering:			3,500,000

Offering price:					$ 56.00

Purchase price:					$ 56.00

Commission, spread or profit:			 1.36%

Principal amount of purchases by all investment
Companies advised by the investment sub-adviser:   600
Form N-SAR
Item 770



Name of Registrant:		AIG Retirement Company I

Name of Portfolio:		AIG Retirement Company I Small Cap Growth AggressiveFund

Issuer:						CB Richard Ellis Group - Class A

Years of Operation:				3+

Underwriting Type:				Firm

Offering Type:					Common Stock



Underwriter from whom Purchased:		Credit Suisse



Underwriting Syndicate Members:		   	Banc of America Securities
						Credit Suisse Securities USA
						ABN Amro Inc/New York
						Barclays Capital
						HSBC Securities
						Scotia Capital Inc
						Wells Fargo Secuurities



Date Offering Commenced:			11/12/08

Date of Purchase:				11/12/08

Principal Amount of Offering:			188,500,000

Offering price:					$ 3.77

Purchase price:					$ 3.77

Commission, spread or profit:			4.00%

Principal amount of purchases by all investment
Companies advised by the investment sub-adviser:   25,900
Form N-SAR
Item 770